FIFTH AMENDMENT TO AMENDED AND RESTATED
                         REVOLVING AND TERM LOAN AGREEMENT

         THIS FIFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING AND TERM LOAN AGREEMENT (this "Amendment"), made and effective as of the 6th day of August, 2003, is by and among CAVALIER HOMES, INC., a Delaware corporation, CAVALIER PROPERTIES, INC., a Delaware corporation, CAVALIER HOME BUILDERS, LLC, a Delaware limited liability company, CAVALIER REAL ESTATE CO., INC., a Delaware corporation, QUALITY HOUSING SUPPLY, LLC, a Delaware limited liability company, QUALITY CERTIFIED INSURANCE SERVICES, INC., an Alabama corporation, CIS FINANCIAL SERVICES, INC., an Alabama corporation f/k/a "Cavalier Acceptance Corporation", BRC COMPONENTS, INC., a Delaware corporation, THE HOME PLACE, LLC, an Alabama limited liability company, and RIDGE POINTE MANUFACTURING, LLC, an Alabama limited liability company (individually, a "Borrower" and collectively, the "Borrowers"), and FIRST COMMERCIAL BANK, an Alabama state banking corporation (the "Lender").

                                 RECITALS:

         A. The Lender and the Borrowers, either by original execution or subsequent assumption (including any Assumption Agreement executed contemporaneously herewith), are parties to that certain Amended and Restated Revolving and Term Loan Agreement dated as of March 31, 2000, as amended by that certain First Amendment to Amended and Restated Revolving and Term Loan Agreement dated as of September 29, 2000, as further amended by that certain Second Amendment to Amended and Restated Revolving and Term Loan Agreement dated as of May 4, 2001, as further amended by that certain Third Amendment to Amended and Restated Revolving and Term Loan Agreement entered into during June 2002, and as further amended by that certain Fourth Amendment to Amended and Restated Revolving and Term Loan Agreement dated as of October 25, 2002 (as heretofore amended, the "Agreement"). Unless otherwise defined herein or unless the context shall expressly indicate otherwise, all capitalized terms which are used herein shall have their respective meanings given to them in the Agreement.

         B. The Lender and the Borrowers have agreed to amend the Agreement in certain respects as herein set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree, each with the other, as follows:

         1. Defined Terms. Schedule I of the Agreement is hereby amended to add, amend, restate and/or replace, as applicable, the defined terms set forth below. To the extent that any defined term set forth below is duplicative of any defined term contained in the Agreement, said definition shall be deemed amended and restated in its entirety as set forth below.

                  "Account Debtor" means any Person who is or may become obligated under or on account of an Account.

                  "Accounts" means all accounts, accounts receivable, chattel paper, chattel mortgages, leases, instruments, documents, promissory notes, contracts for receipt of money, conditional sales contracts, and evidences of Indebtedness of or owing to or acquired by Borrowers (other than The Home Place, LLC) whether now existing or hereafter arising, including, without limitation, (i) all accounts and other rights to payment of money which arise or result from any sale or other disposition of Borrowers' goods or the providing of services by any Borrower (other than The Home Place, LLC), (ii) the proceeds of any insurance covering the Collateral, and (iii) the return of unearned insurance premiums.

                  "Borrowing Base" means a principal amount equal to the lesser of (i) $25,000,000, or (ii) the Collateral Loan Value, or (iii) the Net Worth Loan Value, as determined by Lender from time to time in accordance with the Agreement.

                  "Collateral Loan Value" means a principal amount equal to the sum of (i) eighty percent (80%) of the value of Eligible Accounts, plus
         (ii) fifty percent (50%) of the value of Eligible Inventory, all as determined by Lender from time to time in accordance with the Agreement.

                  "Eligible Accounts" shall include only Accounts arising in the ordinary course of Borrowers' business from the sale of goods or rendition of services which are less than forty-five (45) days old (measured from the invoice date), and which Lender, in its sole credit judgment, deems to be an Eligible Account.

                  "Eligible Inventory" shall mean the Inventory of the Borrowers (other than The Home Place, LLC) (including work-in-process Inventory) valued at the lesser of cost or current market value, all of which Inventory is, at any given time, (a) not damaged or defective in any way; (b) not sold or segregated for sale and reflected as an Account of any Borrower; (c) not consigned Inventory; (d) not inventory-in-transit or located in a place other than at the locations listed in Exhibit H;
         (e) not constituting packaging materials and supplies; (f) not Inventory evidenced by negotiable warehouse receipts or by non-negotiable warehouse receipts or documents of title which have not been issued in the name of Lender; (g) not subject to a document of title such as a warehouse receipt or bill of lading; (h) not subject to any lien in favor of any Person other than Lender, and (i) not Inventory otherwise deemed ineligible by Lender in its sole discretion.

                  "Loan Documents" means the Agreement, the Notes, the Security Documents, the applications for Letters of Credit, the Assumption Agreements, the Subrogation and Contribution Agreements, and all other agreements, instruments and documents executed or delivered at any time in connection with the Obligations, or to evidence or secure any of the Obligations, all as may be amended or supplemented from time to time.

                  "Loans" means the Revolving Loan and the Real Estate Loan, collectively.


                  "Net Worth Loan Value" means a principal amount determined as follows: (i) if the Consolidated Tangible Net Worth of the Borrowers is greater than $50,000,000, then Net Worth Loan Value shall be equal to the sum of thirty percent (30%) of Consolidated Tangible Net Worth plus one hundred percent (100%) of the aggregate value of all treasury stock, valued at cost, purchased by Cavalier Homes subsequent to the fiscal year ending December 31, 2002; and (ii) if the Consolidated Tangible Net Worth of the Borrowers is equal to or less than $50,000,000 but more than $38,000,000, then Net Worth Loan Value shall be equal to $15,000,000; and (iii) if the Consolidated Tangible Net Worth of the Borrowers is equal to or less than $38,000,000, then Net Worth Loan Value shall be equal to $15,000,000 minus the amount by which Consolidated Tangible Net Worth is less than $38,000,000; in each case as determined by Lender from time to time in accordance with the Agreement.

                  "Notes" means the Revolving Note and the Real Estate Note, collectively, together with any and all extensions, amendments, renewals, replacements, restatements or modifications thereof or thereto hereafter made.

                  "Obligations" means the obligations, whether joint or several, of Borrowers:

                  (A) To pay the principal of and interest on the Revolving Note and the Real Estate Note in accordance with the terms thereof, and to satisfy, pay and perform the Letter of Credit Obligations and all other liabilities to Lender, whether under the Agreement or otherwise, whether now existing or hereafter incurred, matured or unmatured, direct or contingent, joint or several, including any extensions, modifications and renewals thereof and substitutions therefor;

                  (B) To repay to Lender all amounts advanced by Lender under the Agreement or under any of the Security Documents, or otherwise on behalf of any Borrower, including, without limitation, advances for principal or interest payments to prior secured parties, mortgagees, or lienors, or for taxes, levies, insurance, rent, repairs to or maintenance or storage of any of the Collateral; and

                  (C) To reimburse Lender, on demand, for all of Lender's expenses and costs, including the reasonable fees and expenses of its counsel, in connection with the preparation, administration, amendment, modification or enforcement of the Agreement and the other Loan Documents, including, without limitation, any proceeding brought or threatened to enforce payment of any of the obligations referred to in the foregoing paragraphs (A) and (B).

                  "Real Property Collateral" shall mean all right, title and interest of the Borrowers (or any of them) in and to those certain tracts or parcels of real property more particularly described in Schedule Z attached hereto and made a part hereof, including all improvements located thereon, all rents, issues and profits thereof, and certain fixtures, machinery and equipment. The Real Property Collateral is described with greater particularity in the Real Property Security Documents, and all references to the Real Property Collateral shall be deemed to include all such property and interests as may be encumbered by the Real Property Security Documents.

                  "Real Property Security Documents" shall mean each mortgage, deed of trust, deed to secure debt, assignment of rents and leases, fixture filing, financing statement or other instrument of security or conveyance granted and given by any Borrower in favor of Lender with respect to the Real Property Collateral as security for the Real Property Loan.

                  "Revolving Loan Commitment" means the Lender's commitment to lend to Borrowers up to the sum of $25,000,000 in principal amount outstanding from time to time pursuant to Article II of the Agreement, and subject to the terms of the Agreement; provided that under no circumstances shall the Revolving Loan Commitment at any time exceed the Borrowing Base.

                  "Revolving Rate" means a variable per annum rate of interest determined as follows: (i) if the Consolidated Tangible Net Worth of the Borrowers is greater than $77,000,000, then the Revolving Rate shall be equal to the Prime Rate minus fifty basis points (0.50%); (ii) if the Consolidated Tangible Net Worth of the Borrowers is greater than $65,000,000 but less than or equal to $77,000,000, then the Revolving Rate shall be equal to the Prime Rate; (iii) if the Consolidated Tangible Net Worth of the Borrowers is greater $58,000,000 but less than or equal to $65,000,000, then the Revolving Rate shall be equal to the Prime Rate plus twenty-five basis points (0.25%); (iv) if the Consolidated Tangible Net Worth of the Borrowers is greater than $38,000,000 but less than or equal to $58,000,000, then the Revolving Rate shall be equal to the Prime Rate plus one hundred basis points (1.00%); and (v) if the Consolidated Tangible Net Worth of the Borrowers is equal to or less than $38,000,000, then the Revolving Rate shall be equal to the Prime Rate plus two hundred basis points (2.00%). The Revolving Rate will change to reflect any change in the Prime Rate, as and when the Prime Rate changes.

                  "Security Documents" means the Pledge Agreements, the Guaranty Agreement, the Real Property Security Documents, and any documents required or contemplated under Article V of the Agreement, whether delivered at or after the Closing, together with any other documents or agreements now or hereafter in effect, which secure (A) the payment of any of the Loans, or (B) the performance of the Obligations of any Borrower thereunder.

         2.       Amendments to Revolving Loan.

         (a) The Revolving Loan Commitment is hereby reduced as set forth in the definition thereof appearing in Section 1 of this Amendment. Accordingly,
Section 2.1(A) is hereby deleted from the Agreement, and the following text is inserted in lieu thereof:

                  "(A) Subject to the terms hereof, Lender will lend to Borrowers, jointly and severally (except as limited by the terms of subsection (D) of this Section 2.1 or by the terms of the Assumption Agreements), from time to time until the Loan Termination Date for the Revolving Loan, such sums in integral multiples of $10,000 as Borrowers may request, but which shall not exceed, in the aggregate principal amount at any time outstanding, the Borrowing Base."

         (b) The Borrowers hereby agree that, from and after the date hereof, all outstanding LIBOR Rate Loans shall cease bearing interest at the applicable LIBOR Rate, and shall commence bearing interest at the Floating Rate under the Agreement (which is stipulated to be the Revolving Rate as defined in Section 1 of this Amendment). The Revolving Rate on the date of this Amendment (as determined under subpart (iv) in the definition of Revolving Rate) is five percent (5.0%). The Borrowers further hereby agree that all rights or options set forth in the Agreement to make any future LIBOR Rate election with respect to the Revolving Loan are hereby terminated in full. Accordingly, Sections 2.5.3 and 2.5.4 are hereby deleted from the Agreement, and Section 2.5.2 of the Agreement is hereby amended and restated in its entirety as follows:

                  "2.5.2 Interest Rate. The aggregate unpaid principal amount of each Advance of the Revolving Loan shall bear interest at a rate equal to the Floating Rate with respect to the Revolving Loan."

All other terms, covenants, conditions or agreements set forth in the Agreement which by their terms pertain specifically and solely to the LIBOR Rate shall likewise be deemed deleted from the Agreement, and all incidental references to the LIBOR Rate set forth in other provisions of the Agreement shall hereafter be disregarded in the interpretation and enforcement of the Agreement.

         (c) Section 2.10 of the Agreement is hereby amended and restated in its entirety as follows:

                  "2.10 Commitment and Non-Usage Fees for the Revolving Loan. Upon each renewal (if applicable) of the Revolving Loan, Borrowers shall pay the Commitment Fee (or such other commitment fee as shall be mutually agreed upon by Cavalier Homes and Lender) for the Revolving Loan. In addition, Borrowers shall pay to Lender a non-usage fee (the "Non-Usage Fee"), equal to one-quarter of one percent (0.25%) of the amount (the "Unused Line Amount"), by which the available Borrowing Base exceeds the sum of (i) the average outstanding principal balance of the Revolving Loan during each calendar year (or lesser portion thereof with respect to any partial-year calculation), plus (ii) the average amount outstanding under Letters of Credit during such period. The Unused Line Amount and the Non-Usage Fee shall be calculated on March 15th of each calendar year for the preceding calendar year, and shall be payable in full by the Borrowers within ten (10) days after written demand therefor by Lender. If Borrowers do not pay any Non-Usage Fee to Lender upon written demand, Lender may, at its option, but shall not be required to, and without further notice or demand upon Borrowers, make an Advance on the Revolving Loan for the purpose of paying to Lender the amount of such Non-Usage Fee. Any such Advance so made by Lender shall for all purposes under the Agreement be treated as an Advance under the Revolving Loan, and the amount of any such Advance shall be included as part of the unpaid principal balance of the Revolving Loan. Alternatively, Lender may, at its option, but shall not be required to, and without further notice or demand upon any of the Borrowers, charge against any deposit account of any of the Borrowers all or any part of the Non-Usage Fee due hereunder."

         (d) In order to further evidence the amendments to the Revolving Loan set forth herein, the Revolving Note has been amended pursuant to that certain Fourth Modification to Amended and Restated Revolving Note of even date herewith, a true and correct copy of which is attached hereto as Exhibit V.

         3. Termination of Term Loans. The parties hereby acknowledge and agree that all Term Loans outstanding as of the date of this Amendment have been paid in full by the Borrowers. From and after the date hereof, the Borrowers shall not be entitled to elect that any portion of the Revolving Loan be converted to a Term Loan. Accordingly, Article III of the Agreement is hereby deleted in its entirety, and all other terms, covenants, conditions or agreements set forth in the Agreement which by their terms pertain specifically and solely to the Term Loans shall likewise be deemed deleted from the Agreement. All incidental references to the Term Loans contained in other provisions of the Agreement shall hereafter be disregarded in the interpretation and enforcement of the Agreement.

         4. The Real Estate Loan. The Agreement is hereby amended to provide that Lender shall make available to the Real Estate Borrowers (as defined below) an additional credit facility in the principal amount of $10,000,000 (the "Real Estate Loan"), as follows:

             (a) Real Estate Note. The Real Estate Loan shall be evidenced by, and shall be payable in accordance with the terms of, that certain Real Estate Note of even date herewith payable by certain of the Borrowers (the "Real Estate Borrowers"), to the order of Lender in the original principal amount of $10,000,000, a true and correct copy of which is attached to this Amendment as Exhibit W.

             (b) Security. The Real Estate Loan shall be secured by such
Real Property Security Documents as the Lender may require, including, without limitation, a mortgage, deed of trust or deed to secure debt in substantially the form of Exhibit X attached hereto and made a part hereof.

             (c) Disbursement. The obligation of Lender to disburse proceeds of the Real Estate Loan shall be contingent upon the Borrowers' satisfaction of the following conditions, except as may be modified or waived by Lender in writing:

                      (i) The Real Estate Borrowers shall have obtained and delivered to Lender a commitment to issue a mortgagee's title insurance policy with respect to each parcel of Real Property Collateral. The title insurance company issuing said commitment, the scope of coverage afforded thereby, and all exceptions to title therein set forth shall be subject to the Lender's review and approval. Upon funding of the Real Estate Loan, the Real Estate Borrowers shall provide a title insurance policy to Lender with respect to each parcel of Real Property Collateral, together with such endorsements thereto as the Lender may deem necessary after its review of the title commitments. All search fees, commitment fees, abstract fees, title insurance premiums or other charges in connection with such commitments or policies shall be paid by the Real Estate Borrower; and,

                      (ii) The Real Estate Borrowers shall have executed and delivered to Lender such Real Property Security Documents as the Lender may require, and the same shall have been reviewed and approved as to form and compliance with local laws by each title insurance company providing title coverage to Lender as contemplated in item (i) above; and,

                      (iii) The Real Property Security Documents shall have been properly recorded in all applicable recording offices, and the Real Estate Borrowers shall have paid all recording fees, taxes or other charges in connection therewith; and,

                      (iv) Each of the Borrowers which is not a Real Estate Borrower shall have executed and delivered to Lender an unconditional guaranty of payment and performance with respect to the Real Estate Loan in form and content satisfactory to Lender; and,

                      (v) The Real Estate Borrowers shall have satisfied such other conditions as the Lender may reasonably require as a prerequisite to funding the Real Estate Loan.

Upon satisfaction of the foregoing conditions, the Real Estate Loan shall be disbursed in full to or for the account of the Real Estate Borrowers.

         5. Amendment of Covenants. Each Borrower does hereby jointly and severally agree with Lender that, so long as any of the Obligations remain unsatisfied or any commitments hereunder or under the Agreement remain outstanding, and thereafter until the Agreement and this Amendment shall have been terminated in writing, it will comply, and it will cause the other Borrowers and other Consolidated Entities to comply, at all times with the covenants set forth in Article VII of the Agreement, as heretofore amended and as amended below, unless the Lender in a particular instance shall have given its prior consent to the contrary:

         (a) Section 7.2(H)(6) of the Agreement is hereby amended and restated in its entirety as follows:

                  "(6) Indebtedness secured by Permitted Liens and lease obligations not to exceed, in the aggregate, $1,000,000 (with such Indebtedness and lease obligations not to exceed $100,000 for CIS Financial Services, Inc.); as used in this paragraph, the term "lease" means a lease that is not reflected on a Consolidated balance sheet of Cavalier Homes and the Consolidated Entities and should not be so reflected under Generally Accepted Accounting Principles; provided, however, that notwithstanding the foregoing, Cavalier Homes may incur up to $3,000,000 in additional Indebtedness to purchase inventory for its retail manufactured housing sales operation, which Indebtedness may be secured by a lien on said inventory in favor of such floor plan lender(s)."

         (b) Section 7.2(U) of the Agreement is hereby amended and restated in its entirety as follows:

                  "(U) Cavalier Homes and the Consolidated Entities will not make capital expenditures for any fiscal year in excess of $1,000,000 in the aggregate."

         (c) Section 7.3(A)(1) of the Agreement is hereby amended and restated in its entirety as follows:

                  "(1) A ratio of Current Assets to Current Liabilities of not less than 1.0 to 1.0. Prior to March 31, 2004, said ratio shall be calculated by dividing Current Assets by Current Liabilities minus one-third of the "Consolidated Warranty Reserve" as stated on the consolidated financial statements of Cavalier Homes. After March 31, 2004, said ratio shall be calculated by dividing Current Assets by Current Liabilities, without credit for the Consolidated Warranty Reserve."

         (d) Section 7.3(A)(3) of the Agreement is hereby amended and restated in its entirety as follows:

                  "(3)     A ratio of  Consolidated  Liabilities  to
         Consolidated  Tangible Net Worth of not more than 2.5 to 1.0."

         (e) Section 7.3(A)(4) of the Agreement is hereby amended and restated in its entirety as follows:

                  "(4) A ratio of Consolidated Cash Flow (measured on a historical basis) to Debt Service of not less than (i) 1.25 to 1.00 for the period beginning on April 1, 2003 and ending on December 31, 2003, and (ii) 1.50 to 1.00 for the fiscal year ending on December 31, 2004, and (iii) 1.75 to 1.00 for the fiscal year ending on December 31, 2005, and all subsequent years."

         6. Other Amendments.

         (a) Section 5.3 of the Agreement is hereby modified to add "Equipment" as item (L) thereto, it being the intent of each of the Borrowers that (and each of the Borrowers does hereby grant) a continuing lien and security interest be granted in favor of Lender in and to all right, title and interest of the Borrowers in and to all Equipment now or hereafter owned by any Borrower. Each of the Borrowers shall execute and deliver a Security Agreement in favor of Lender in the form of Exhibit Y attached hereto and made a part hereof.

         (b) Notwithstanding subsection (a) above or any contrary provision of any Loan Document, Lender agrees that all right title and interest of The Home Place, LLC, in any property which would otherwise constitute Collateral under the Agreement is hereby specifically released and excluded from any grant or conveyance of a security interest set forth in the Agreement or any other Loan Document, it being the intention of the parties that no lien be granted in favor of Lender with respect to the properties and assets of The Home Place, LLC. The Home Place, LLC, shall not be required to execute any Security Agreement as required in subsection (a) above.

         (c) Exhibit H to the Agreement is hereby deleted, and Exhibit H attached to this Amendment is inserted in lieu thereof.

         (d) Exhibit C to the Agreement is hereby deleted, and Exhibit C attached to this Amendment is inserted in lieu thereof.

         (e) Lender hereby agrees that if CIS Financial Services, Inc., shall at any time elect to obtain a mortgage warehousing line of credit or similar credit facility from another lender, then (i) Lender shall upon request subordinate to such warehousing lender its lien upon and security interest in all Collateral of CIS Financial Services, Inc., and the lien of such warehousing lender shall thereafter constitute a Permitted Lien, and (ii) all Inventory and Accounts of CIS Financial Services, Inc., shall thereafter be excluded from Eligible Inventory and Eligible Accounts for purposes of calculating the Borrowing Base, and (iii) the Indebtedness of CIS Financial Services, Inc., under such warehousing line of credit shall constitute permitted Indebtedness under Section 7.2(h)(6) of the Agreement. The foregoing agreements of Lender shall be subject only to the Lender's right to approve the total principal amount of any such mortgage warehousing line of credit, which approval shall not be unreasonably withheld, conditioned or delayed by Lender.

         7. Assumption. To the extent that any of the undersigned Borrowers has not heretofore been a party to the Agreement, each such Borrower does hereby (i) unconditionally and irrevocably assume and agree to be personally bound by each and every term, covenant, condition and agreement of general applicability set forth in the Agreement (specifically excluding, however, any term, covenant, condition or agreement which, by its terms, is of limited application to a Person other than such Borrower), and (ii) unconditionally and irrevocably assumes and agrees to be personally liable for all Obligations, whether existing as of the date of this Amendment or hereafter incurred, it being the intention of the parties that all such Borrowers be jointly and severally liable for the Obligations.

         8. Miscellaneous.

         (a) As a condition to the effectiveness of this Amendment: (i) Borrower shall pay directly or reimburse Lender for all fees, expenses and out-out-pocket costs incurred by the Lender, any and all filing fees, recording fees or taxes, documentary stamp or intangibles taxes, and reasonable expenses and fees of Lender's legal counsel, incurred in connection with the preparation, amendment, modification or enforcement of this Amendment, the Agreement, the Fourth Modification, the Real Estate Note, the Real Property Security Documents, and all other documents executed and delivered in connection herewith or therewith;
(ii) Borrower shall execute and deliver to Lender all further documents and perform all other acts which Lender reasonably deems necessary or appropriate to perfect or protect its security for the Obligations; and (iii) Borrower shall have delivered to Lender such other documentation, if any, as may be requested by Lender to satisfy Lender that this Amendment, and all other documents and instruments executed by Borrower in connection with this Amendment or in furtherance hereof, have each been duly authorized, executed and delivered on behalf of Borrower, and constitute valid and binding obligations of Borrower.

         (b) Except as otherwise expressly set forth in this Amendment, all Collateral described in any agreement providing security for any Obligation of the Borrowers, or any of them, shall remain subject to the liens, pledges, security interests and assignments of any such agreements as security for the Obligations, and all other indebtedness described therein; nothing contained in this Amendment shall be construed to constitute a novation of any of the indebtedness evidenced by the Notes, as amended, or to release, satisfy, discharge or otherwise affect or impair in any manner whatsoever (a) the validity or enforceability of any of the indebtedness evidenced by the Notes, as amended; (b) the liens, pledges, security interests, assignments and conveyances effected by the Agreement, the Security Documents and any other agreement securing any of the Notes, as amended, or the priority thereof; (c) the liability of any maker, endorser, surety, guarantor or other Person that may now or hereafter be liable under or on account of any of the Notes, as amended, or any agreement securing any or all of the Notes, as amended; or (d) any other security or instrument now or hereafter held by Lender as security for or as evidence of any of the above-described indebtedness. Without in any way limiting the foregoing, (i) each Borrower acknowledges and agrees that the indebtedness evidenced by each of the Notes, as amended, is and shall remain secured by the Collateral described in the Agreement and in the Security Documents, and (ii) Cavalier Homes specifically, in its capacity as guarantor under those certain Continuing Guaranty Agreements dated February 17, 1994, March 14, 1996, June 1, 1998 and March 31, 2000, by Cavalier Homes in favor of Lender (the "Guaranty Agreements"), acknowledges and agrees that the "Liabilities" (as defined in the Guaranty Agreements) of CIS Financial which are unconditionally guaranteed by Cavalier Homes shall in no way be modified, altered or impaired by this Amendment.

         (c) Borrowers, jointly and severally, hereby represent and warrant to Lender that (i) the officers of each Borrower executing this Amendment have been duly authorized to do so and such Amendment and the Agreement are valid and binding upon each Borrower which is a party thereto in every respect, enforceable in accordance with their terms, (ii) each and every representation and warranty set forth in Article VI of the Agreement is true and correct as of the date hereof, (iii) no Event of Default, nor any event that, upon notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing, and (iv) as of the date hereof, it has no defenses or offsets with respect to the Obligations, as herein modified.

         (d) Unless otherwise expressly modified or amended hereby, all terms and conditions of the Agreement as heretofore amended shall remain in full force and effect, and the same, as amended hereby, are hereby ratified and confirmed in all respects.

         (e) This Amendment shall inure to and be binding upon and enforceable by Borrowers and Lender and their respective successors and assigns.

         (f) This Amendment may be executed in one or more counterparts, each of which when executed and delivered shall constitute an original. All such counterparts shall together be deemed to be one and the same instrument. The parties agree that any facsimile signature of any party on any counterpart original of this Amendment shall be deemed to be an original signature of such party for all purposes and shall fully bind the party whose facsimile signature appears on the counterpart original.

         (g) Time is of the essence in the performance of each and every term, covenant, condition and agreement set forth herein.




           [No further text this page; Signature page follows.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be properly executed and delivered as of the day and year first above written.

                               BORROWERS:

                               CAVALIER HOMES, INC., a Delaware corporation


                               By:         /s/ Michael R. Murphy
                               Print Name:     Michael R. Murphy
                               Title:          Vice President

                               CAVALIER PROPERTIES, INC., a Delaware corporation


                               By:         /s/ Michael R. Murphy
                               Print Name:     Michael R. Murphy
                               Title:          President

                               CAVALIER HOME BUILDERS, LLC, a Delaware limited liability company


                               By:         /s/ Michael R. Murphy
                               Print Name:     Michael R. Murphy
                               Title:          President

                               CAVALIER REAL ESTATE CO., INC., a Delaware corporation


                               By:         /s/ Michael R. Murphy
                               Print Name:     Michael R. Murphy
                               Title:          President

                               QUALITY HOUSING SUPPLY, LLC, a Delaware limited liability company


                               By:         /s/ Michael R. Murphy
                               Print Name:     Michael R. Murphy
                               Title:          Vice President

                               QUALITY CERTIFIED INSURANCE SERVICES, INC., an Alabama corporation


                               By:         /s/ June M. Martin
                               Print Name:     June M. Martin
                               Title:          Secretary

                               CIS FINANCIAL SERVICES, INC., an Alabama corporation


                               By:         /s/ June M. Martin
                               Print Name:     June M. Martin
                               Title:          Secretary

                               BRC COMPONENTS, INC., a Delaware corporation


                               By:         /s/ Michael R. Murphy
                               Print Name:     Michael R. Murphy
                               Title:          Secretary


                               THE HOME PLACE, LLC, an Alabama limited liability company


                               By:         /s/ Michael R. Murphy
                               Print Name:     Michael R. Murphy
                               Title:          Vice President

                               RIDGE POINTE MANUFACTURING, LLC, an Alabama limited liability company


                               By:         /s/ Michael R. Murphy
                               Print Name:     Michael R. Murphy
                               Title:          Manager

                               LENDER:

                               FIRST COMMERCIAL BANK, an Alabama banking corporation


                               By:         /s/ James D. Williams
                               Print Name:     James D. Williams
                               Title:          Vice President